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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 AUGUST 30, 2004

                                  SOFTECH, INC.
             (Exact name of registrant as specified in its charter)

        MASSACHUSETTS                   0-10665                   04-2453033
State or other jurisdiction of        (Commission             (I.R.S. Employer
        incorporation)                File Number)           Identification No.)

                                2 Highwood Drive,
                               Tewksbury, MA 01876

                    (Address of principal executive offices)

                                  (978)640-6222
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 30, 2004, SofTech, Inc. issued a press release (the "Press Release") reporting its earnings results for the fourth quarter and its fiscal year 2004. The foregoing is qualified by reference to the Press Release which is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits.

Exhibit 99.1.  Press Release issued by SofTech, Inc. dated August 30, 2004







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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SOFTECH, INC..


Date: August 31, 2004               By: /s/ Joseph P. Mullaney
                                       -----------------------------------------
                                    Name:  Joseph P. Mullaney
                                    Title: President and Chief Operating Officer
                                           (Principal Financial and Accounting
                                           Officer)





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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                                 DESCRIPTION
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99.1     Press Release issued by SofTech, Inc. dated August 30, 2004









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